U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 12, 2003
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                                BSP ONELINK, INC.
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               (Exact Name of Registrant as Specified in Charter)


                        Commission file number: 0-50044
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         Delaware                                       43-1941213
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


One Market Plaza, Spear Tower, Suite 3600, San Francisco, CA            94105
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         (Address of principal executive offices)                     (Zip Code)


                                 (415) 293-8277
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               Registrant's telephone number, including area code

                                BSP ONElink, Inc.

                    Information to be Included In the Report

Item 9. Regulation FD Disclosure.

     On March 12, 2003, BSP ONElink, Inc. made available the Corporate Profile which is attached to this Report as Exhibit 99.1.

Item 7. Corporate Profile.

     (c)  Exhibits.

          99.1 Corporate Profile.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                        BSP ONElink, Inc.
                                                        (Registrant)


Date: March 12, 2003                                    /s/ F.W. Guerin
                                                        ------------------------
                                                        F.W. Guerin
                                                        Chief Executive Officer